UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2004

SOLITARIO RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-05602 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant's telephone number, including area code: Registrant's facsimile number, including area code:	(303) 534-1030 (303) 534-1809

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

1. Solitario Resources Corporation ("Solitario") today announced it has signed a Letter of Intent to form a Strategic Alliance to explore for gold in South America with Newmont Overseas Exploration Limited ("Newmont"), a subsidiary of Newmont Mining Corporation (NYSE: NEM), the world's largest gold producer.

          Pursuant to the terms of the Letter of Intent, Newmont also agreed to fund, through its           affiliate company Newmont Mining Corporation of Canada Limited, a Cdn$4.59           million private placement into Solitario.

          The Strategic Alliance and Private Placement are subject to both companies signing a           definitive agreement and Toronto Stock Exchange and various regulatory approvals.

 2. Solitario and Minera Los Tapados S.A., a subsidiary of Newmont Peru Limited, Minera Yanacocha S.R.L., and Minera Chaupiloma Dos de Cajamarca, S.R.L. (collectively "Tapados,"), signed a Letter of Intent to amend Solitario's net smelter return ("NSR") royalty on a 150,000-acre property located immediately north of the Newmont Mining-Buenaventura's Minera Yanacocha Mine, the largest gold mine in South America. In addition to amending the NSR royalty, the Letter Agreement commits Tapados to a long-term US$4.0 million work commitment on Solitario's royalty property and provides Solitario access to Tapados' future exploration results on an annual basis. The royalty amendment and the work commitment are subject to the companies signing a definitive agreement and various regulatory approvals.

The letters of intent attached hereto as Exhibits 99.1 and 99.2 and the press releases attached hereto as Exhibits 99.3 and 99.4 provide additional details regarding the letters of intent.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Exhibit Description
99.1 99.2 99.3 99.4

Letter of Intent - Strategic Alliance (incorporated by reference to Exhibit 10.1 to Solitario's Form 8-K filed on November 23, 2004)
Letter of Intent - Royalty Interest (incorporated by reference to Exhibit 10.2 to Solitario's Form 8-K filed on November 23, 2004)
Press Release Dated November 22, 2004 (incorporated by reference to Exhibit 10.3 to Solitario's Form 8-K filed on November 23, 2004)
Press Release Dated November 22, 2004 (incorporated by reference to Exhibit 10.3 to Solitario's Form 8-K filed on November 23, 2004)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
January 20, 2005

Crown Resources Corporation

By:	/s/ Christopher E. Herald

Christopher E. Herald President and CEO

EXHIBIT INDEX
Exhibit No.	Exhibit Description
99.1 99.2 99.3 99.4	Letter of Intent - Strategic Alliance Letter of Intent - Royalty Interest Press Release Dated November 22, 2004 Press Release Dated November 22, 2004